EXHIBIT 99.1
DOLAN MEDIA SUBSIDIARY AMERICAN PROCESSING COMPANY
CLOSES NATIONAL DEFAULT EXCHANGE ACQUISITION
APC Signs Long-Term Services Agreement with
Barrett Daffin Frappier Turner & Engel L.L.P. Law Firm
MINNEAPOLIS, MN — September 2, 2008 — Dolan Media Company (NYSE: DM), a leading provider of business information and professional services to the legal, financial and real estate sectors in the United States, said today that its majority-owned subsidiary, American Processing Company (APC), has closed the acquisition of National Default Exchange (NDEx), a leading mortgage default processing services company based in Addison, Texas.
NDEx provides mortgage default processing services in Texas, California and Georgia, three of the top 10 states in residential mortgage default starts. APC provides similar mortgage default processing services in Michigan, Indiana and Minnesota. In addition, NDEx provides property title services and licenses specialized software for the mortgage banking industry.
Dolan Media also announced today that NDEx entered into a long-term services agreement to provide mortgage default processing services to the law firm of Barrett Daffin Frappier Turner & Engel L.L.P., also based in Addison.
“Putting NDEx and APC together expands our operations to six states and better positions us to provide quality service to law firms and their clients, the mortgage servicers,” said Dolan Media Chairman, President and Chief Executive Officer James P. Dolan. “We now have a deep bench of highly experienced leaders and managers, all completely committed to client service.”
The NDEx executive team, including its founder Michael Barrett, and the company’s 535 employees have joined Dolan Media as part of the company’s Professional Services Division. Barrett reports to APC President David Trott. Barrett also remains as managing partner of Barrett Daffin Frappier Turner & Engel.
According to the first quarter 2008 Mortgage Bankers Association delinquency survey, California, Texas and Georgia ranked first, third and seventh, respectively, in estimated mortgage default starts during the first quarter of 2008. In California, NDEx provides its default processing services directly to lenders and loan servicers. A license to practice law is not required to manage the mortgage default processes in California. In most other states, attorneys must oversee such matters.

APC President David Trott pointed out that APC now has two paths to continued growth. “Historically we have grown by acquiring operations from other law firms,” he said. “Unlike us, the NDEx team has experience at successfully launching into new states, including California and Georgia,” he said. “While our primary focus in the year ahead will be on integrating NDEx with APC and supporting the continued growth of our operations, we do expect to acquire more operations as well.” Growing organically into a new state is more capital-efficient and faster, Trott explained.
APC and NDEx each use proprietary automated workflow process management systems that allow efficient and secure handling of large numbers of cases. Trott said the Dallas processing operations of NDEx would be maintained and that over time the best aspects of the APC and NDEx technology platforms would be combined. APC and NDEx both also help mortgage servicers work with debtors, providing education and assistance regarding home retention and loss-mitigation options.
“The complementary nature of NDEx and APC are a perfect match, and our mutual obsession with client service means that we already share the same cultural views,” Barrett said. “Now that we provide default services in six states, we look forward to leveraging our opportunities in technology, customer service and marketing to further drive our business. We are extremely excited about the future growth opportunities for our company.”
Dolan Media Company announced its had entered into an agreement to acquire NDEx on July 28, 2008. A copy of the acquisition announcement is available at www.dolanmedia.com.
Dolan Media Company is a leading provider of business information and professional services to the legal, financial and real estate sectors. Its Professional Services Division provides specialized services to the legal profession through APC and also through its Counsel Press, which is the nation’s largest provider of appellate services to the legal community. The Company’s Business Information Division produces business journals, court and commercial media and other publications, operates web sites and conducts a broad range of events for targeted professional audiences in each of the 21 geographic markets that it serves across the United States.
Safe Harbor Statement
This release contains forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. The words “expect,” “believes,” “continue,” “will,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that may cause our actual results, performance, prospects or opportunities to be materially different from those expressed in, or implied by, such forward looking statements. These risks, uncertainties and other factors include, but are not limited to, the following: we have owned and operated the businesses in our Professional Services Division (APC and Counsel Press) for a short period of time; if the number of case files referred to APC by our customers decreases or fails to increase, our operating results and ability to execute our growth strategy could be adversely affected; regulation of sub-prime, Alt A and other non-traditional mortgage products, including bills introduced in states where APC does business and the Housing and Economic Recovery Act of 2008, and voluntary foreclosure relief programs developed by the Hope Now Alliance, a consortium that includes loan servicers, may have an adverse effect on or restrict APC’s operations; integration of acquired businesses may place a strain on our management and internal systems, processes and controls; the acquisition of NDEx may expose us to particular business and financial risks that include, but are not limited to: (1) diverting management’s time, attention and resources from managing the business; (2) incurring significant additional capital expenditures and operating expenses to improve, coordinate or integrate managerial, operational, financial and administrative systems; (3) failing to integrate the operations, personnel and internal controls of NDEx into APC or to manage NDEx or our growth; and (4) facing operational difficulties in new markets or with new product and service offerings; and we incurred additional indebtedness to close the acquisition of NDEx and this additional debt consumed a significant portion of our ability to borrow and may limit our ability to pursue other acquisitions or growth strategies. Please also see “Risk Factors” contained in Item 1A of our annual report on Form 10-K filed with the SEC on March 28, 2008 and Item 1A of Part II of our quarterly reports on Form 10-Q filed with the SEC on May 8, 2008, and August 11, 2008, respectively, all available at the SEC’s web site at www.sec.gov and our website at www.dolanmedia.com, for a description of some of these and other risks, uncertainties and factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, forward looking statements. You should not place undue reliance on any forward-looking statements. Except as required by federal securities law, we assume no obligation to update publicly or to revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available, new events occur or circumstances change in the future.
Investor Contact:
Haug Scharnowski
Director Investor Relations, Dolan Media Company
haug.scharnowski@dolanmedia.com
612-317-9420

3